***BARBARA K. CEGAVSKE***
*Secretary of State*

***KIMBERLEY PERONDI***
*Deputy Secretary for Commercial Recordings*

**STATE OF NEVADA**

**OFFICE OF THE SECRETARY OF STATE**

*Commercial Recordings & Notary Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*
*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

Heather Bock
1333 North Buffalo Drive Suite 210
Las Vegas, NV 89128, USA

**Work Order #:** W2021060700713
June 7, 2021
Receipt Version: 1

**Special Handling Instructions:**

**Submitter ID:** 373410

**Charges**

| Description | Fee Description | Filing Number | Filing Date/Time | Filing Status | Qty | Price | Amount |
|---|---|---|---|---|---|---|---|
| Business Entity Filed Documents | Fees | 20211511178 | 6/7/2021 11:20:08 AM | Approved | 1 | $62.00 | $62.00 |
| Total | | | | | | | $62.00 |

**Payments**

| Type | Description | Payment Status | Amount |
|---|---|---|---|
| Credit Card | 623089994799627280302 1 | Success | $62.00 |
| Total | | | $62.00 |

**Credit Balance:** $0.00

Heather Bock
1333 North Buffalo Drive Suite 210
Las Vegas, NV 89128, USA

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| Barbara K. Cegavske | Filing Number 20211507591 |
| Secretary of State State Of Nevada | Filed On 06/04/2021 11:02:00 AM |
| | Number of Pages 5 |

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State: TANKE BIOSCIENCES CORPORATION<br>Entity or Nevada Business Identification Number (NVID): NV20071754078 |
| **2. Registered Agent for Service of Process:** (check only one box)<br><br>**2a. Certificate of Acceptance of Appointment of Registered Agent:** (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature) | ☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)<br>PREMIER LEGAL GROUP<br>Name of Registered Agent OR Title of Office or Position with Entity<br>1333 N BUFFALO DR STE 210 (Street Address), LAS VEGAS (City), Nevada, 89128 (Zip Code)<br>Mailing Address (If different from street address): ___ City: ___ Nevada Zip Code: ___<br>*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.*<br>X ___ Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity   Date: ___ |
| **3. Date When Revival is to Commence:** | Date when revival of charter is to commence or be effective, which may be before the date of the certificate: ___ |
| **4. Duration of Revival:** (A date is required for entities under NRS 88) | Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.<br>The corporation's existence shall be: PERPETUAL or ___ |
| **5.Current List :**<br>Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers<br><br>Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee | CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT<br>Name: Kareem Mansour   Country: USA<br>Address: 1333 North Buffalo Drive Suite 210, City: Las Vegas, State: NV, Zip/Postal Code: 89128<br><br>CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY<br>Name: Kareem Mansour   Country: USA<br>Address: 1333 North Buffalo Drive Suite 210, City: Las Vegas, State: NV, Zip/Postal Code: 89128<br><br>CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER<br>Name: Kareem Mansour   Country: USA<br>Address: 1333 North Buffalo Drive Suite 210, City: Las Vegas, State: NV, Zip/Postal Code: 89128 |

*This form must be accompanied by appropriate fees.*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume.gov**

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: **DIRECTOR**

| Name | Country |
|---|---|
| **Kareem Mansour** | **USA** |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| **1333 North Buffalo Drive Suite 210** | **Las Vegas** | **NV** | **89128** |

*This form must be accompanied by appropriate fees.*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume.gov**

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | |
|---|---|
| **6. Statement of Fact:** (Revivals only, select one. Entities under NRS 84 cannot revive) | ☐ Revival pursuant to 78.730 or 81.010: (check one)<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2). |
| | ☐ Revival pursuant to 80:<br>The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. |
| | ☐ Revival pursuant to 82:<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.<br>This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.<br>The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured: |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

**6. Statement of Fact:** (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,
organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing
or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

**7. Signatures:** (Required)

**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

| X Kareem Mansour | President | 06/04/2021 |
|---|---|---|
| Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer | Title | Date |

*FORM WILL BE RETURNED IF UNSIGNED.*

*This form must be accompanied by appropriate fees.*

| Filed in the Office of | Business Number E0775672007-6 |
| --- | --- |
| Barbara K. Cegavske | Filing Number 20211507591 |
| Secretary of State<br>State Of Nevada | Filed On 06/04/2021 11:02:00 AM |
| | Number of Pages 5 |

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

| | |
| --- | --- |
| **1. Entity information:** | Name of represented entity: TANKE BIOSCIENCES CORPORATION<br>Entity or Nevada Business Identification Number (NVID): (for entities currently on file) E0775672007-6 |
| **2. Registered Agent Acceptance:** | [X] Registered Agent Acceptance |
| **3. Information Being Changed:** | Statement of Change takes the following effect: (select only one)<br>[X] Appoints New Agent (complete section 5)<br>[ ] Update Represented Entity Acting as Registered Agent (complete sections 5)<br>[ ] Update Registered Agent Name (complete sections 4 & 5)<br>[ ] Update Registered Agent Address (complete sections 4 & 5) |
| **4. Registered Agent Information Before the Change:** (Non-commercial registered agents **ONLY**) | Name of Registered Agent **OR** Title of Office or Position with Entity:<br>Street Address: City: Nevada Zip Code:<br>Mailing Address (if different from street address): City: Nevada Zip Code: |
| **5. Newly Appointed Registered Agent or Registered Agent Information After the Change:** | [X] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title or position and address below)<br>Name of Registered Agent **OR** Title of Office or Position within Entity: Premier Legal Group<br>Street Address: 1333 North Buffalo Drive City: Las Vegas Nevada Zip Code: 89128<br>Mailing Address (if different from street address): City: Nevada Zip Code: |
| **6. Electronic Notification:** (Optional) | Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: |
| **7. Certificate of Acceptance of Appointment of Registered Agent:** (Required) | *I hereby accept appointment as Registered Agent for the above named Entity.*<br>X [signature] Date: 6/4<br>Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity |
| **8. Signature of Represented Entity:** (Required) | X [signature] Date: 6/4<br>Authorized Signature On Behalf of the Entity |

**FEE: $60.00**

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| Barbara K. Cegavske | Filing Number 20211255930 |
| Secretary of State State Of Nevada | Filed On 2/2/2021 10:00:00 AM |
| | Number of Pages 1 |

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate of Amendment by Custodian

NRS 78.347

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**INSTRUCTIONS:**

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Enter any criminal, administrative, civil or National Assoc. of Securities Dealers, inc., violations, investigations or convictions concerning the custodian or affiliates.

3. Custodian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation.

4. Must be signed by Authorized Signer. Form will be returned if unsigned.

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State: TANKE BIOSCIENCES CORPORATION<br>Entity or Nevada Business Identification Number (NVID): E0775672007-6 |
| **2. Disclosures:** | Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:<br>None. |
| **3. Custodian Statement:** | Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter. |
| **4. Signature:** (Required) | I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.<br>X [signature]<br>Signature<br>Date 1-2-21 |

This form must be accompanied by appropriate fees.

## (PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

TANKE BIOSCIENCES CORPORATION — E0775672007-6

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2015 TO NOV, 2016

*100103*

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

| Filed in the Office of | Business Number<br>E0775672007-6 |
|---|---|
| Barbara K. Cegavske | Filing Number<br>20150545751-55 |
| Secretary of State<br>State Of Nevada | Filed On<br>12/15/2015 |
| | Number of Pages<br>1 |

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

(This document was filed electronically.)

**ABOVE SPACE IS FOR OFFICE USE ONLY**

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|---|
| GUIXIONG QIU | PRESIDENT (OR EQUIVALENT OF) | RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| QUIXIONG QIU | SECRETARY (OR EQUIVALENT OF) | RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| GUIXIONG QIU | TREASURER (OR EQUIVALENT OF) | RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| GUIXIONG QIU | DIRECTOR | RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |

**None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

**X** GUIXIONG QIU

**Signature of Officer or Other Authorized Signature**

Title: CHIEF EXECUTIVE OFFICE

Date: 12/15/2015 12:01:16 PM

# (PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0775672007-6

TANKE BIOSCIENCES CORPORATION
NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2014 TO NOV, 2015

*100101*

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

## **YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| [signature] | Filing Number 20140775437-90 |
| Secretary of State | Filed On 11/24/2014 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)
**ABOVE SPACE IS FOR OFFICE USE ONLY**

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001452011

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GUIXIONG QIU | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| QUIXIONG QIU | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | DIRECTOR | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |

**None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

**X** GUIXIONG QIU

**Signature of Officer or Other Authorized Signature**

Title: CHIEF EXECUTIVE OFFICER

Date: 11/24/2014 12:17:15 PM

# (PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

TANKE BIOSCIENCES CORPORATION | E0775672007-6

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2013 TO NOV, 2014

*100101*

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| Ross Miller (signature) | Filing Number 20130750458-05 |
| Secretary of State | Filed On 11/16/2013 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)
**ABOVE SPACE IS FOR OFFICE USE ONLY**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001452011

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GUIXIONG QIU | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| QUIXIONG QIU | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | DIRECTOR | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG I | GUANGZHOU, GUANGDONG | | 510627 |

**None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X GUIXIONG QIU

**Signature of Officer or Other Authorized Signature**

Title: CHIEF EXECUTIVE OFFICER

Date: 11/16/2013 5:33:45 AM

# (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

TANKE BIOSCIENCES CORPORATION — E0775672007-6

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2012 TO NOV, 2013

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

*110105*

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

THE CORPORATION TRUST COMPANY OF NEVADA
311 S DIVISION ST
CARSON CITY, NV 89703

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| | Filing Number 20120783925-39 |
| Secretary of State | Filed On 11/20/2012 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001452011

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GUIXIONG QIU | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG ROAD , CHN | GUANGZHOU, GUANGDONG | | 510627 |
| NAME | TITLE(S) | | |
| GILBERT K LEE | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 23 LANGDALE ROAD , USA | WAYNE | NJ | 07470 |
| NAME | TITLE(S) | | |
| GILBERT K LEE | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 23 LANGDALE ROAD , USA | WAYNE | NJ | 07470 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | DIRECTOR | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| RM 2801, EAST TOWER OF HUI HAO BLDG #519 MACHANG RD , CHN | GUANGZHOU, GUANGDONG | | 510627 |

**I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

GILBERT LEE
X

**Signature of Officer**

Title: CHIEF FINANCIAL OFFICER

Date: 11/20/2012 1:26:48 PM

# (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: E0775672007-6

TANKE BIOSCIENCES CORPORATION

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2011 TO 11/2012

**YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov**

*110101*

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

THE CORPORATION TRUST COMPANY OF NEVADA (Commercial Registered Agent)
311 S DIVISION ST
CARSON CITY, NV 89703 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| | Filing Number 20120037149-29 |
| Secretary of State | Filed On 01/19/2012 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE**

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001452011

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GUIXIONG QIU | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| ROOM 2801, EAST TOWER OF HUI HAO BLDG NO. 519 MACHANG ROAD, PEARL RIVER NEW CITY, PRC | GUANGZHOU | | |
| NAME | TITLE(S) | | |
| GILBERT K LEE | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 23 LANGDALE ROAD , USA | WAYNE | NJ | 07470 |
| NAME | TITLE(S) | | |
| GILBERT K LEE | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 23 LANGDALE ROAD , USA | WAYNE | NJ | 07470 |
| NAME | TITLE(S) | | |
| GUIXIONG QIU | DIRECTOR | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| ROOM 2801, EAST TOWER OF HUI HAO BLDG NO. 519 MACHANG ROAD, PEARL RIVER NEW CITY, PRC | GUANGZHOU | | |

**I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X GILBERT K LEE

**Signature of Officer**

Title: CFO

Date: 1/19/2012 12:17:29 PM

Nevada Secretary of State Annual List Profit
Revised: 8-5-09

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
| --- | --- |
| *[signature]* | Filing Number 20110357690-44 |
| Secretary of State | Filed On 05/12/2011 |
| State Of Nevada | Number of Pages 1 |

# Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

Tanke Biosciences Corporation

2. Entity File Number: E0775672007-6

3. This statement of change will have the following effect: (check only one)

- [x] Appoints a new agent for service of process (complete 4a or 4b)
- [ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

The Corporation Trust Company of Nevada
Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X *[signature]*
Authorized Signature Guixiong Qiu

Date 5/12/11

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

X *[signature]* Juan Grajeda Assistant Secretary
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date 5/12/11

FEE: $60.00

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Form RA Change by Entity
Effective 12-22-08

*140202*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| [signature] | Filing Number 20110101703-96 |
| Secretary of State | Filed On 02/09/2011 |
| State Of Nevada | Number of Pages 5 |

# Articles of Exchange
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Articles of Exchange
## (Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200):**

☐ **If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article one.**

China Flying Development Limited
**Name of *acquired* entity**

Hong Kong — Jurisdiction
Corporation — Entity type *

and,

Greyhound Commissary, Inc.
**Name of *acquiring* entity**

Nevada — Jurisdiction
Corporation — Entity type *

2) **The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).**

* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

**FILING FEE: $350.00**

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Exchange

(PURSUANT TO NRS 92A.200)

## Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**3) Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity):**

☐ **If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article three.**

(a) Owner's approval was not required from

**Name of *acquired* entity, if applicable**

and, or:

**Name of *acquiring* entity, if applicable**

(b) The plan was approved by the required consent of the owners of *

China Flying Development Limited
**Name of *acquired* entity, if applicable**

and, or:

Greyhound Commissary, Inc.
**Name of *acquiring* entity, if applicable**

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Articles of Exchange

(PURSUANT TO NRS 92A.200)

## Page 3

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

**ABOVE SPACE IS FOR OFFICE USE ONLY**

(c) Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

**Name of *acquired* entity, if applicable**

and, or;

**Name of *acquiring* entity, if applicable**

4) Location of Plan of Exchange (check a or b):

☐ (a) The entire plan of exchange is attached;

or,

☒ (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Effective date (optional):

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)**

☐ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article six.

China Flying Development Limited
Name of *acquired* entity

X Wang [signature]
Signature Title

Greyhound Commissary, Inc.
Name of *acquiring* entity

X [illegible]
Signature Title

[illegible]

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

** The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). [illegible]

[illegible]

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Effective date (optional)*:

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230):**

☐ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article six.

China Flying Development Limited
Name of *acquired* entity

X ____________________ | ____________ | ____________
Signature | Title | Date

Greyhound Commissary, Inc.
Name of *acquiring* entity

X G. Williams | President | February 9, 2011
Signature | Title | Date

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| [signature] | Filing Number 20110100723-17 |
| Secretary of State | Filed On 02/08/2011 |
| State Of Nevada | Number of Pages 1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
## (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Greyhound Commissary, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation: Tauke Biosciences Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 3,000,000 Shares (88.3%) FOR

4. Effective date of filing: (optional) 2/10/2011

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X B. Williams

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| [signature] | Filing Number 20110098092-02 |
| Secretary of State | Filed On 02/08/2011 |
| State Of Nevada | Number of Pages 1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
### (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Greyhound Commissary, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

3. Shares: Number of shares with par value: 50,000,000 shares, par value $0.001 per share.

On January 3, 2011, the Corporation's Board of Directors, acting by unanimous written consent, and the holders of at least a majority of the Corporation's outstanding common stock acting by written consent, in accordance with the Nevada Revised Statutes, duly adopted resolutions authorizing a one (1) share for 8.512 shares reverse split of the issued and outstanding Common Stock, whereby every 8.512 issued and outstanding shares, shall automatically and without any action on the part of the holder thereof be combined into one (1) fully paid and nonassessable share of Common Stock, par valued remains $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 3,000,000 Shares (88.3%) FOR

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

GREYHOUND COMMISSARY, INC. | E0775672007-6

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2010 TO 11/2011

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

*110101*

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

JOHN PRICE
8116 PACIFIC COVE DRIVE
LAS VEGAS, NV 89128

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| | Filing Number 20100965479-43 |
| Secretary of State | Filed On 12/29/2010 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE**

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

| NAME | TITLE(S) | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|---|
| GEOFF WILLIAMS | PRESIDENT (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NANCY AH CHONG | SECRETARY (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NANCY AH CHONG | TREASURER (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |
| GEOFF WILLIAMS | DIRECTOR | 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |

**I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X NANCY AH CHONG

**Signature of Officer**

Title: SECRETARY

Date: 12/29/2010 1:19:42 PM

# (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

GREYHOUND COMMISSARY, INC. — E0775672007-6

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2009 TO 11/2010

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

*110101*

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

JOHN PRICE
8116 PACIFIC COVE DRIVE
LAS VEGAS, NV 89128

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| | Filing Number 20090778875-43 |
| Secretary of State | Filed On 11/05/2009 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

**CHECK ONLY IF APPLICABLE**

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☑ Month and year your State Business License expires: 1 1 20 0 9

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company

| NAME | TITLE(S) | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|---|
| GEOFF WILLIAMS | PRESIDENT (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NANCY AH CHONG | SECRETARY (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NANCY AH CHONG | TREASURER (OR EQUIVALENT OF) | 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |
| GEOFF WILLIAMS | DIRECTOR | 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |

**I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X MEGAN GILLIES

**Signature of Officer**

**Title** SECRETARY

**Date** 11/5/2009 3:42:15 PM

FILE NUMBER

# (PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

GREYHOUND COMMISSARY, INC.

(Name of Corporation)

E0775672007-6

FOR THE FILING PERIOD OF 11/2008 TO 11/2009

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

JOHN PRICE
8116 PACIFIC COVE DRIVE
LAS VEGAS, NV 89128

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| | Filing Number 20080735972-03 |
| Secretary of State | Filed On 11/07/2008 |
| State Of Nevada | Number of Pages 1 |

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

**CHECK ONLY IF APPLICABLE**

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

| NAME | TITLE(S) | | |
|---|---|---|---|
| GEOFF WILLIAMS | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | St | Zip |
| 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NAME | TITLE(S) | | |
| NANCY AH CHONG | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | St | Zip |
| 19 EAST 200 SOUTH, SUITE 1080 | SALT LAKE CITY | UT | 84111 |
| NAME | TITLE(S) | | |
| NANCY AH CHONG | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | St | Zip |
| 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |
| NAME | TITLE(S) | | |
| GEOFF WILLIAMS | DIRECTOR | | |
| ADDRESS | CITY | St | Zip |
| 19 EAST 200 SOUTH, SUITE 1080 , USA | SALT LAKE CITY | UT | 84111 |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
GEOFF WILLIAMS

Title PRESIDENT

Date 11/7/2008 4:07:35 PM

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

| Filed in the Office of | Business Number E0775672007-6 |
| --- | --- |
| [signature] | Filing Number 20080005116-73 |
| Secretary of State | Filed On 01/03/2008 |
| State Of Nevada | Number of Pages 6 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

**1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Greyhound Commissary, Inc.
**Name of merging entity**

| | |
| --- | --- |
| Idaho | Corporation |
| Jurisdiction | Entity type * |

**Name of merging entity**

| | |
| --- | --- |
| Jurisdiction | Entity type * |

**Name of merging entity**

| | |
| --- | --- |
| Jurisdiction | Entity type * |

**Name of merging entity**

| | |
| --- | --- |
| Jurisdiction | Entity type * |

and,

Greyhound Commissary, Inc.
**Name of surviving entity**

| | |
| --- | --- |
| Nevada | Corporation |
| Jurisdiction | Entity type * |

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

**Filing Fee: $350.00**

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

[X] **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

[ ] **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

**(a) Owner's approval was not required from**

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

**and, or;**

**Name of surviving entity, if applicable**

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Articles of Merger
(PURSUANT TO NRS 92A.200)
## Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Greyhound Commissary, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Greyhound Commissary, Inc.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

**Name of merging entity, if applicable**

and, or;

**Name of surviving entity, if applicable**

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Articles of Merger
(PURSUANT TO NRS 92A.200)
## Page 5

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

**ABOVE SPACE IS FOR OFFICE USE ONLY**

**5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

**6) Location of Plan of Merger (check a or b):**

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

**7) Effective date (optional)**:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 1 1 " blank sheet containing the required information for each additional entity.):

Greyhound Commissary, Inc.
Name of merging entity

X Nancy Ah Chong — Secretary — 01/03/2008
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Greyhound Commissary, Inc.
Name of surviving entity

X Nancy Ah Chong — Secretary — 01/03/2008
Signature — Title — Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
**Secretary of State**
**206 North Carson Street**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Articles of Incorporation

**(PURSUANT TO NRS 78)**

| | |
|---|---|
| Filed in the Office of<br>*[signature]*<br>Secretary of State<br>State Of Nevada | Business Number<br>E0775672007-6<br>Filing Number<br>20070770594-41<br>Filed On<br>11/01/2007<br>Number of Pages<br>2 |

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

| | |
|---|---|
| 1. Name of Corporation: | GREYHOUND COMMISSARY, INC. |
| 2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served) | John Price<br>Name<br>8116 Pacific Cove Drive — Las Vegas — Nevada 89128<br>(MANDATORY) Physical Street Address — City — Zip Code<br>(OPTIONAL) Mailing Address — City — State — Zip Code |
| 3. Shares: (number of shares corporation is authorized to issue) | Number of shares with par value: 50,000,000 — Par value per share: $ 0.001 — Number of shares without par value: 0 |
| 4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees) | 1. Geoff Williams<br>Name<br>19 East 200 South, Suite 1080 — Salt Lake City — UT — 84111<br>Street Address — City — State — Zip Code<br>2. Nancy Ah Chong<br>Name<br>19 East 200 South, Suite 1080 — Salt Lake City — UT — 84111<br>Street Address — City — State — Zip Code<br>3.<br>Name<br>Street Address — City — State — Zip Code |
| 5. Purpose: (optional - see instructions) | The purpose of this Corporation shall be:<br>Seeking potential business opportunities to acquire or merge with |
| 6. Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator) | Nancy Ah Chong — X *Nancy Ah Chong*<br>Name — Signature<br>19 East 200 South, Suite 1080 — Salt Lake City — UT — 84111<br>Address — City — State — Zip Code |
| 7. Certificate of Acceptance of Appointment of Resident Agent: | I hereby accept appointment as Resident Agent for the above named corporation.<br>*John Price* — October 5, 2007<br>Authorized Signature of R. A. or On Behalf of R. A. Company — Date |

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

# Resident Agent Acceptance

**General Instructions for this form:**

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Please print legibly or type; Black Ink Only
2. Complete all fields. Do not highlight.
3. Ensure that document is signed in signature field.

*In the matter of* GREYHOUND COMMISSARY, INC.
(Name of business entity)

I, John Price
(Name of resident agent)

hereby state that on ______ (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

(MANDATORY) Physical Street Address | Suite number

City | NEVADA | Zip Code

Optional: (address where mail will be sent)

(OPTIONAL) Additional Mailing Address | Suite number

City | State | Zip Code

Signature:
X John Price
Authorized Signature of R.A. or On Behalf of R.A. Company

October 5, 2007
Date

## (PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

Greyhound Commissary, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF 2007 TO 2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

John Price
8116 Pacific Cove Dr.
Las Vegas, Nevada 89128

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| [signature] | Filing Number 20070770595-52 |
| Secretary of State | Filed On 11/01/2007 |
| State Of Nevada | Number of Pages 1 |

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and at Directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE $125.00 LATE PENALTY: $75.00

**CHECK ONLY IF APPLICABLE**

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

| NAME | TITLE(S) | | |
|---|---|---|---|
| Geoff Williams | PRESIDENT (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | ST | ZIP |
| 19 East 200 South, Suite 1080 | Salt Lake City | UT | 84111 |
| NAME | TITLE(S) | | |
| Nancy Ah Chong | SECRETARY (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | ST | ZIP |
| 19 East 200 South, Suite 1080 | Salt Lake City | UT | 84111 |
| NAME | TITLE(S) | | |
| | TREASURER (OR EQUIVALENT OF) | | |
| ADDRESS | CITY | ST | ZIP |
| | | | |
| NAME | TITLE(S) | | |
| | DIRECTOR | | |
| ADDRESS | CITY | ST | ZIP |
| | | | |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Nancy Ah Chong Title Secretary Date 10/05/2007

**Signature of Officer**

***BARBARA K. CEGAVSKE***
*Secretary of State*

*Chief Deputy*

**STATE OF NEVADA**

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings & Notary Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*
*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

Stephen Mills
5124 Creasy Drive
Joelton, Tn 37080, TN 37080, USA

**Work Order #:** W2022122800388
December 28, 2022
Receipt Version: 1

**Special Handling Instructions:**

**Submitter ID:** 563473

**Charges**

| Description | Fee Description | Filing Number | Filing Date/Time | Filing Status | Qty | Price | Amount |
|---|---|---|---|---|---|---|---|
| Amendment Before Issuance of Stock | Fees | 20222838626 | 12/28/2022 9:22:12 AM | InternalReview | 1 | $175.00 | $175.00 |
| Total | | | | | | | $175.00 |

**Payments**

| Type | Description | Payment Status | Amount |
|---|---|---|---|
| Credit Card | 6722481237456820603062 | Success | $175.00 |
| Total | | | $175.00 |

**Credit Balance:** $0.00

Stephen Mills
5124 Creasy Drive
Joelton, Tn 37080, TN 37080, USA

***BARBARA K. CEGAVSKE***
*Secretary of State*

*Chief Deputy*

**STATE OF NEVADA**

**OFFICE OF THE SECRETARY OF STATE**

*Commercial Recordings Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

## Business Entity - Filing Acknowledgement

12/28/2022

**Work Order Item Number:** W2022122800388 - 2592725

**Filing Number:** 20222838626

**Filing Type:** Amendment Before Issuance of Stock

**Filing Date/Time:** 12/28/2022 09:22:12 AM

**Filing Page(s):** 3

**Indexed Entity Information:**

**Entity ID:** E0775672007-6

**Entity Name:** TANKE BIOSCIENCES CORPORATION

**Entity Status:** Active

**Expiration Date:** None

Commercial Registered Agent
PREMIER LEGAL GROUP
1333 N BUFFALO DR STE 210, LAS VEGAS, NV 89128, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E0775672007-6 |
|---|---|
| Barbara K. Cegavske (signature) | Filing Number 20222838626 |
| Secretary of State State Of Nevada | Filed On 12/28/2022 09:22:12 AM |
| | Number of Pages 3 |

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**1. Entity information**

Name of entity as on file with the Nevada Secretary of State :

Entity or Nevada Business Identification Number (NVID) : NV20071754078

**2. Restated or Amended and Restated Articles** (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of amendment filing being completed:** (Select only one box): (If amending, complete section 1,3,5 and 6.)

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☑ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume.gov**

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective date and Time:** (Optional) | Date: **12/28/2022** Time: **04:00 PM**<br>(must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☑ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☐ Articles have been added.<br>☐ Articles have been deleted<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br><br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X **Stephen Mills** — **Director**<br>Signature of Officer, Incorporator or Authorized Signer — Title<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

| Filed in the Office of | Business Number E0775672007-6 |
| --- | --- |
| | Filing Number 20222838626 |
| Secretary of State State Of Nevada | Filed On 12/28/2022 09:22:12 AM |
| | Number of Pages 3 |

# UNANIMOUS WRITTEN CONSENT OF THE BOARD ( BIOSCIENCES INC.

## Certificate of Amendment

## December 28, 2022

The undersigned, representing the Board of Directors (the "Board") of Tanke Biosciences, Inc., a Nevada corporation (the "Company"), acting pursuant to Section 141 (f) of the General Corporation Law of the State of Nevada, do hereby set forth resolutions of the Company.

Pursuant to the Laws of the State of Nevada, and the Bylaws of Tanke Biosciences, Inc., a Nevada Corporation, (hereinafter, the Corporation), the undersigned Board of Directors of the Corporation, hereby approves and adopts the resolutions set forth below as if approved and adopted at a meeting duly held.

A resolution to clarify that the total authorized number of common shares for Tanke Biosciences, Inc. should be and is 300,000,000,(par value $.001) with the total authorized capital of $300,000.00.

This resolution is necessary to clarify that that the total number of authorized common shares is 300,000,000 and not 600,000,000 as is shown on the record of the Nevada Secretary of State.

Any reference to 250,000,000 shares at a par value of .001 or 50,000,000 shares at a par value of .001000000000 is not accurate and should be removed from the record.

The undersigned Director of the Corporation hereby consents to and enacts the foregoing actions.

IN WITNESS WHEREOF, the undersigned have taken this action by written consent as of the date first written above.

DIRECTOR:

CEO/Director